"LOGO"

                               PRETTY WHEEL INDUSTRIAL,CO.,LTD.
                               NO. 170-7 CHUNG CHENG RD.,TA YA
                               HSIANG, TAICHUNG HSIEN TAIWAN, R.O.C.

AGREEMENT
---------

TRB SYSTEMS INC., (TRB) at 4 Becker Farm Road, Roseland, N.J. 07068 U.S.A. agrees to utilize PRETTY WHEEL IND. CO., LTD. (PW) at
NO. 170-7, CHUNG CHENG RD., TA YA HSIANG, TAICHUNG HSIEN, TAIWAN, R.O.C. in the R&D process, manufacture, and assembly of TRB Products (such as TRB Bicycle, TRB Exerciser Bicycle, Electric Bicycle, etc.), provided that the prices quoted by PW are competitive with those quoted by other companies for the same service. This agreement is for work to be performed in Taiwan. However, TRB may extend this agreement to work and contracts in other countries at its sole discretion.

TRB SYSTEMS INC.                      PRETTY WHEEL IND. CO., LTD.

-------------------                   --------------------------
/s/Byung D. Yim/s/                    /s/Tony Tu/s/
Chief Operating Officer               General Manager

       235 BLANK FINAL PAGE